                                                                   EXHIBIT 99.2

METLIFE CAPITAL EQUIPMENT       SERVICER CERTIFICATE FOR         OCTOBER 1997
LOAN TRUST 1997-A


$304,203,000      Class A 6.85% Asset Backed Notes
$ 26,452,783      Class B Fixed Rate Asset Backed Notes



Transfer (Payment) Date                                                                   20-Nov-97
Collection Period Begin Date                                                              01-Oct-97
Collection Period End Date                                                                31-Oct-97
Days in accrual period (30/360)                                                                  30
Month(s) in Revolving Period                                                                      6

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                       $11,115,663.10
  Collections Allocable to Principal Funding Account                                  $8,395,747.14
  Collections Allocable to Interest Payment Account                                   $2,719,915.96

Miscellaneous Data
  Initial Pool Balance                                                              $330,655,783.00
  Current Pool Balance (including addition of Subsequent Receivables)               $330,655,783.00
  Subsequent Receivables Purchased                                                    $8,399,805.88
  Current APR of Pool                                                                         8.15%
  Remaining Residual Amount                                                           $1,435,488.18
  Obligor Over-Concentration Amount                                                           $0.00
  Cumulative Net Losses                                                                       $0.00
  Deliquencies - 60 to 90 Days                                                                $0.00
  Deliquencies - Over 90 Days                                                                 $0.00
  Realized Losses (Current Period)                                                            $0.00
  Recoveries                                                                                  $0.00
  Acquired Receivables - Transferor (Current Period)                                          $0.00
  Acquired Receivables - Servicer (Current Period)                                            $0.00
  Investment Earnings
    Collection Account                                                                   $37,489.48
    Principal Funding Account                                                               $199.63
    Reserve Account                                                                      $20,285.95
  Total Investment Earnings                                                              $57,975.06
---------------------------------------------------------------------------------------------------

PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                              $330,655,783.00
    Class A Note Beginning Principal Balance                                        $304,203,000.00
    Class B Note Beginning Principal Balance                                         $26,452,783.00

Total Principal Balance of Notes (End of Period)                                    $330,655,783.00
    Class A Note Principal Balance (End of Period)                                  $304,203,000.00
      Class A Note Pool Factor (End of Period)                                            1.0000000
    Class B Note Principal Balance (End of Period)                                   $26,452,783.00
      Class B Note Pool Factor (End of Period)                                            1.0000000

Collection Account Deposit
    Total Collections and Investment Income for the Period                           $11,173,638.16

Administration Fee Accrued during this Period                                               $500.00

Principal Funding Account (PFA)                                                       $8,408,137.71
    Class A Noteholders' Principal Distributable Amount                                       $0.00
    Class B Noteholders' Principal Distributable Amount                                       $0.00

Interest Payment Account (IPA)                                                        $1,984,324.85
    Noteholders' Class A Interest Distributable Amount                                $1,736,492.13
    Noteholders' Class B Interest Distributable Amount                                  $247,832.72

Servicing Fees Accrued during this Period                                               $137,773.24

Reserve Account
    Beginning Reserve Account Balance                                                 $4,742,046.01
    Distribution from Reserve Account for Shortfalls                                          $0.00
    Deposits to Reserve Account from PFA/IPA                                                  $0.00

    Ending Reserve Account Balance                                                    $4,742,046.01

                                                                    EXHIBIT 99.2

METLIFE CAPITAL EQUIPMENT       SERVICER CERTIFICATE FOR         OCTOBER 1997
LOAN TRUST 1997-A

Part III -- Servicing Calculations

Initial Pool Balance                                                                $330,655,783.00
Pool Balance (Beginning of Collection Period)                                       $330,655,783.00
Pool Balance (End of Collection Period)                                             $330,655,783.00

Total Collections                                                                    $11,173,638.16
  Collections Allocable to Principal Funding Account                                  $8,395,747.14
  Collections Allocable to Interest Payment Account                                   $2,719,915.96
Prior Principal Funding Account Balance                                                  $12,390.57
Recoveries                                                                                    $0.00
Investment Income for the Period                                                         $57,975.06

Principal Funding Account (PFA)                                                       $8,408,137.71
Interest Payment Account (IPA)                                                        $2,777,891.02

Principal Distributable Amount                                                        $8,408,137.71

1.  Trigger Tests

(a)  Are cumulative net losses greater than =
     3.00% of the Original Pool Balance?                                                         NO
(b)  Has the Reserve Account been below the
     Specified Reserve Account Balance for
     3 consecutive months?                                                                       NO
(c)  Has the avg of the Trust Yields been
     less than the avg of the Base Rates for
     3 consecutive months?                                                                       NO
(d)  Has the Pool Balance been less than
     the Note Balance for 3 consecutive months?                                                  NO
     Has an Early Amortization Event Occurred?                                                   NO

2.  Calculation of Distributable Amounts

Class A Note Beginning Principal Balance                                            $304,203,000.00
Class A Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                                           $0.00
Class A Noteholders' Share of the Principal Distribution Amount                                0.00%
Class A Noteholders' Principal Distributable Amount                                           $0.00

Class B Note Beginning Principal Balance                                             $26,452,783.00
Class B Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                                           $0.00
Class B Noteholders' Share of the Principal
  Distribution Amount                                                                          0.00%
Class B Noteholders' Principal
  Distributable Amount                                                                        $0.00

Interest Accrued on Class A Notes this period                 6.85%                   $1,736,492.13
Noteholders' Class A Interest Carryover
  Shortfall (Previous Period)                                                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                  $0.00
Noteholders' Class A Interest Distributable Amount                                    $1,736,492.13

Interest Accrued on Class B Notes this period                 6.85%                     $151,001.30
Noteholders' Class B Interest Carryover
  Shortfall (Previous Period)                                                            $96,281.81
Interest Due (in Arrears) on above Shortfall                                                $549.61
Noteholders' Class B Interest Distributable Amount                                      $247,832.72

3.  Allocations from Collection Account

Interest Payment Account (IPA)                                                        $2,777,891.02

  Servicing Fee Shortfall (Previous Period)                                                   $0.00
  Servicing Fees Accrued during this Period                   0.50%                     $137,773.24
  Servicing Fees Paid this Period from IPA                                              $137,773.24
  Preliminary Servicing Fee Shortfall (Current Period)                                        $0.00
  Withdrawal from Reserve Account to Cover Shortfall                                          $0.00
  Servicing Fee Shortfall (Current Period)                                                    $0.00

Remaining Interest Payment Account (IPA)                                              $2,640,117.78

  Administration Fee Shortfall (Previous Period)                                              $0.00
  Administration Fee Accrued during this Period               500/mon                       $500.00
  Administration Fee Paid this Period from IPA                                              $500.00
  Preliminary Administration Fee Shortfall (Current Period)                                   $0.00
  Withdrawal from Reserve Account to Cover Shortfall                                          $0.00
  Administration Fee Shortfall (Current Period)                                               $0.00

Remaining Interest Payment Account (IPA)                                              $2,639,617.78


    Noteholders' Class A Interest Carryover Shortfall (Previous Period)                       $0.00
    Interest Due (in Arrears) on above Shortfall                                              $0.00
    Interest Accrued on Class A Notes this period                                     $1,736,492.13
    Noteholders' Class A Interest Distributable Amount from IPA                       $1,736,492.13
    Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)            $0.00
    Withdrawal from Reserve Account to Cover Shortfall                                        $0.00
    Noteholders' Class A Interest Carryover Shortfall (Current Period)                        $0.00

Remaining Interest Payment Account (IPA)                                                $903,125.65

    Deposit to Reserve Account (from IPA)                                                     $0.00

Remaining Interest Payment Account (IPA)                                                $903,125.65

    Deposit to Principal Funding Account (from IPA)                                           $0.00
    Receipt from Reserve Account for Shortfall                                                $0.00

Remaining Interest Payment Account (IPA)                                                $903,125.65

    Noteholders' Class B Interest Carryover Shortfall (Previous Period)                  $96,281.81
    Interest Due (in Arrears) on above Shortfall                                            $549.61
    Interest Accrued on Class B Notes this period                                       $151,001.30
    Noteholders' Class B Interest Distributable Amount from IPA                         $247,832.72
    Noteholders' Class B Interest Carryover Shortfall (Current Period)                        $0.00

Remaining Interest Payment Account (IPA)(to the Transferor)                             $655,292.93

Principal Funding Account (PFA)(including addition, if any, from IPA)                 $8,408,137.71

    Class A Noteholders' Principal Carryover Shortfall (Previous Period)                      $0.00
    Class A Noteholders' Monthly Principal Distributable Amount                               $0.00
    Class A Noteholders' Principal Distributable Amount Paid from PFA                         $0.00
    Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)           $0.00
    Withdrawal from Reserve Account to Cover Shortfall                                        $0.00
    Class A Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

Remaining Principal Funding Account (PFA)                                             $8,408,137.71

    Deposit to Reserve Account (from PFA)                                                     $0.00

Remaining Principal Funding Account (PFA)                                             $8,408,137.71

    Class B Noteholders' Principal Carryover Shortfall (Previous Period)                      $0.00
    Class B Noteholders' Monthly Principal Distributable Amount                               $0.00
    Class B Noteholders' Principal Distributable Amount Paid from PFA                         $0.00
    Class B Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

Remaining Principal Funding Account                                                   $8,408,137.71
Amount to Transferor to purchase Subsequent Receivables                               $8,399,805.88
                                                                                      -------------
Ending Principal Funding Account Balance                                                  $8,331.83

4.  Distributions from Reserve Account

Beginning Reserve Account Balance                                                     $4,742,046.01

Distribution from Reserve Account                                                             $0.00
    Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                          $0.00
    Withdrawal from Reserve Account to Cover Administration Fee Shortfall                     $0.00
    Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)            $0.00

Preliminary Reserve Account Balance                                                   $4,742,046.01

    Deposit to Reserve Account (from IPA)                                                     $0.00

Preliminary Reserve Account Balance                                                   $4,742,046.01

Distribution from Reserve Account                                                             $0.00
    Class A Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00
    Transfer to PFA for Realized Losses                                                       $0.00
Preliminary Reserve Account Balance                                                   $4,742,046.01

METLIFE CAPITAL EQUIPMENT        SERVICER CERTIFICATE FOR          OCTOBER 1997
LOAN TRUST 1997-A

    Deposit to Reserve Account (from PFA)                                                     $0.00

Preliminary Reserve Account Balance                                                   $4,742,046.01

Specified Reserve Account Balance                                                     $4,742,046.01
Lessor of:
(a) 1.00% of Original Pool Balance at end of
    Collection Period plus additions; and                1.00%                        $4,742,046.01
(b) Class A Principal Balance (End of Period)                                       $304,203,000.00

Is the Reserve Account greater than or equal to the
  Specified Reserve Account Balance?                                                            YES

Excess Amount in Reserve Account released to Transferor                                       $0.00

Ending Reserve Account Balance                                                        $4,742,046.01

5.  Trigger Calculations

How many months has the Reserve Account been less than
  the Specified Reserve Account, if any?                                                          0
Has the avg of the Trust Yields been less than the avg of the
  Base Rates over 3 consecutive months?                                                          NO
How many months has the Pool Balance been less than the
  Note Balance, if any?                                                                           0

6.  Ending Balances
    Noteholders' Class A Interest Carryover Shortfall (Current Period)                        $0.00
    Noteholders' Class B Interest Carryover Shortfall (Current Period)                        $0.00
    Class A Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00
    Class B Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

    Class A Note Principal Balance (End of Period)                                  $304,203,000.00
    Class B Note Principal Balance (End of Period)                                   $26,452,783.00
    Total Principal Balance of Notes (End of Period)                                $330,655,783.00

    Class A Note Pool Factor (End of Period)                 $304,203,000.00              1.0000000
    Class B Note Pool Factor (End of Period)                  $26,452,783.00              1.0000000
    Total Notes (End of Period)                                                           1.0000000

    Class A Notes Principal Balance at close of Revolving Period                               0.00
    Principal Pool Balance at close of Revolving Period                                        0.00
    Class A Noteholders Percentage at the close of the Revolving Period                       0.00%

    Servicer's Yield                                                                      40,776.62